Exhibit 10.2

PROMISSORY NOTE

$800,000.00	March 30, 2009

FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND HEREBY, ARTISTDIRECT INC. and MEDIA DEFENDER, INC. (together the “Makers”) hereby, jointly and severally, promise to pay to SAFENET, INC. or its assignee (the “Holder”) or order, the principal sum of Eight Hundred Thousand and 00/100 Dollars ($800,000.00) (the “Loan”), together with interest on the outstanding principal balance hereof from time to time outstanding from the date hereof until this Note is paid in full.

1.                                       Interest Rate.

(a)                                  The principal sum outstanding from time to time hereunder shall bear interest at the rate of six percent (6%) per annum. Such interest shall be paid as provided in Section 2 below.

(b)                                 Both before and after any default, interest shall be calculated on the basis of a 360-day year but charged on the basis of the actual number of days elapsed in any calendar year or part thereof.

2.                                       Principal and Interest Payments; Maturity Date.

(a)                                  Interest shall be paid in arrears commencing on the first day of July and October, 2009 and January and March, 2010.

(b)                                 Makers shall repay the outstanding principal balance of the Loan, all accrued and unpaid interest thereon and any other sums then outstanding hereunder on March 30, 2010 (the “Maturity Date”).  All payments shall be applied first to any fees due to Holder, second to accrued but unpaid interest and third to principal.

(c)                                  If any payment of principal or interest becomes due on a day which is not a business day, such payment shall be due on the next succeeding business day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note.  “Business day” means any day other than a Saturday or Sunday or other day on which banks are authorized or required to close under the laws of the State of New York or under Federal law.

(d)                                 Amounts repaid or prepaid under the Loan may not be reborrowed.

(e)                                  All amounts payable hereunder to Holder shall be paid in United States Dollars in immediately available funds to an account designated by Holder.

3.                                       Prepayments.  Makers may prepay the principal of this Note in whole or in part.  Any such prepayment shall be accompanied by the payment of all accrued and unpaid interest hereunder and all other sums which are due and payable hereunder or otherwise in connection with this Note to the date of prepayment.

4.                                       Events of Default.  Each of the following shall constitute an event of default (each, an “Event of Default”) hereunder:

(a)                                  If any payment of any installment of principal and interest is not paid within three (3) days after the date such payment is due, except that no grace period shall apply in respect to payment of interest on the Maturity Date;

(b)                                 If the outstanding principal balance of the Loan, all accrued and unpaid interest there and any other sums then outstanding hereunder are not paid on the Maturity Date; or

(c)                                  If any proceeding under the Bankruptcy Code or any law of the United States, any state thereof or any country relating to insolvency, receivership, or debt adjustment is instituted by either Maker, or if any such proceeding is instituted against either Maker and is consented to by such Maker or an order for relief is entered in such proceeding or such proceeding remains undismissed for sixty (60) days, or if a trustee or receiver is appointed for any substantial part of a Maker’s property, or if either Maker makes an assignment for the benefit of creditors, admits in writing its inability to pay debts generally as they become due or becomes insolvent.

5.                                       Default Rate.  Upon the occurrence of an Event of Default hereunder, the interest rate shall increase immediately and without notice and thereafter shall be payable at a rate of ten percent (10%) per annum (the “Default Rate”), until the Event of Default has been cured, or in the event the principal of this Note has been accelerated, until this Note is paid in full, including the period following entry of any judgment on or relating to this Note.  Interest on any such judgment shall accrue and be payable at the Default Rate, and not at the statutory rate of interest, after judgment, any execution thereon, and until actual receipt by the holder of payment in full of said judgment.  Interest at the Default Rate shall be collectible as part of any judgment hereunder.

6.                                       Remedies.  Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of the Loan, together with all accrued and unpaid interest thereon and all other sums owing hereunder, shall, at the option of the Holder or automatically upon the occurrence of an Event of Default under Section 4(c) hereof, become immediately due and payable, without presentation, demand or further action of any kind, and Holder may forthwith exercise, singly, concurrently, successively or otherwise, any and all rights and remedies available to Holder hereunder or otherwise available to Holder at law or in equity.  The failure of the Holder to accelerate the outstanding principal balance of the Loan upon the occurrence of an Event of Default hereunder shall not constitute a waiver of such default or of the right to accelerate the Loan at any time thereafter so long as the Event of Default remains uncured.  If Holder hires attorneys to collect the sums due under this Note, Makers shall jointly and severally pay Holder’s reasonable attorneys’ fees and court costs in connection therewith.

7.                                       Miscellaneous.  Makers hereby waive protest, notice of protest, presentment, dishonor, notice of dishonor and demand.  The remedies of Holder shall be cumulative and concurrent, and may be pursued singly, successively, or together against Makers at the sole discretion of Holder, and such remedies shall not be exhausted by any exercise or exercises thereof but may be exercised as often as occasion therefor shall occur.

Holder shall not be deemed, by any act of omission or commission, including the failure to exercise, or any delay in exercising, any right or remedy, to have waived or released any of its rights or remedies hereunder unless such waiver or release is in writing and signed by Holder, and then only to the extent specifically set forth in the writing.  A waiver as to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.  If any clause or provision herein contained shall for any reason be held to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable clause or provision had never been contained herein.  The rights and privileges of Holder under the Note shall inure to the benefit of its successors and assigns.  All representations, warranties and agreements of Makers made in connection with this Note shall bind Makers’ successors and assigns.  This Note shall be governed by the laws of the State of Delaware.  Any notice to Makers shall be sufficiently served for all purposes if placed in the mail addressed to, or sent certified or overnight mail to, the address shown on Holder’s records.

8.                                       CONSENT TO JURISDICTION.  FOR THE PURPOSE OF ENFORCING PAYMENT AND PERFORMANCE OF THIS NOTE, EACH MAKER HEREBY CONSENTS TO THE JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF DELAWARE OR OF ANY FEDERAL COURT LOCATED IN SUCH STATE, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS SHALL BE MADE BY CERTIFIED OR REGISTERED MAIL, OR BY A NATIONALLY RECOGNIZED OVERNIGHT COURIER, DIRECTED TO EACH MAKER AT THE ADDRESS PROVIDED FOR HEREIN AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF, OR THE NEXT DAY FOLLOWING DEPOSIT OF SUCH NOTICE WITH A NATIONALLY RECOGNIZED OVERNIGHT COURIER.  EACH MAKER HEREBY WAIVES THE RIGHT TO CONTEST THE JURISDICTION AND VENUE OF THE COURTS LOCATED IN THE STATE OF DELAWARE ON THE GROUND OF INCONVENIENCE OR OTHERWISE AND, FURTHER, WAIVES ANY RIGHT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS NOTE IN ANY COURT OUTSIDE THE STATE OF DELAWARE.  THE PROVISIONS OF THIS SECTION SHALL NOT LIMIT OR OTHERWISE AFFECT THE RIGHT OF HOLDER TO INSTITUTE AND CONDUCT AN ACTION IN ANY OTHER APPROPRIATE MANNER, JURISDICTION OR COURT.

9.                                       WAIVER OF JURY TRIAL.  HOLDER AND EACH MAKER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE.  EACH SUCH PERSON CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PERSON HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

IN WITNESS WHEREOF, each Maker, intending to be legally bound hereby, has duly executed this Note the day and year first above written.

ARTISTDIRECT INC.

			By:	/s/ Dimitri Villard
				Name:	Dimitri Villard
				Title:	Chief Executive Officer

			Address:		1601 Cloverfield Boulevard, Suite 400S
Santa Monica, California 90404-4082

MEDIA DEFENDER, INC.

			By:	/s/ Dimitri Villard
				Name:	Dimitri Villard
				Title:	Chief Executive Officer

			Address:	1601 Cloverfield Boulevard, Suite 400S
Santa Monica, California 90404-4082

Acknowledged and accepted:

SAFENET, INC.

By:	/s/ Chris Fedde
	Name:	Chris Fedde
	Title:	President